                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20509



                                 FORM 8-K

                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): February 20, 1997




                     THE COLONEL'S INTERNATIONAL, INC.
            (Exact name of registrant as specified in charter)



           MICHIGAN               2-98277C          38-3262264
   (State or other jurisdic-     (Commission       (IRS Employer
     tion of incorporation)      File Number)    Identification No.)


             620 SOUTH PLATT ROAD
                MILAN, MICHIGAN                        48160
   (Address of principal executive offices)           (Zip Code)


                              (313) 439-4200
           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
       (Former name or former address, if changed since last report)

Item 5.   OTHER EVENTS.

          On February 20, 1997, The Colonel's International, Inc. issued the press release attached as Exhibit 99 to this Form 8-K.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
          EXHIBITS.

     (c)  Exhibits:

          99   Press Release dated February 20, 1997.



                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 20, 1997                THE COLONEL'S INTERNATIONAL, INC.



                                   By s/Richard S. Schoenfeldt
                                       Richard S. Schoenfeldt
                                       Vice President-Finance and Chief
                                          Financial Officer




















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